UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Portillo’s Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903

Portillo’s Inc.
Important Notice Regarding the Availability of
of Proxy Materials

Shareholders Meeting to be held on
June 3, 2024
For Shareholders of record as of April 4, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PTLO

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PTLO
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 24, 2024
To order paper materials, use one of the following methods.

INTERNET www.proxypush.com/PTLO	TELEPHONE 1-866-458-2503	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Portillo’s Inc.

Meeting Type: Annual Meeting of Shareholders
Date: Tuesday, June 3, 2024
Time: 8:00 AM, Central Time
Place: Annual Meeting to be held live via the Internet - please visit
 www.proxydocs.com/PTLO for more details.

SEE REVERSE FOR FULL AGENDA

Portillo’s Inc.
Annual Meeting of Shareholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 4
ONE YEAR ON PROPOSAL 3

PROPOSAL

1.	Election of Directors
1.01 Michael Osanloo
1.02 Ann Bordelon
1.03 Paulette R. Dodson
1.04 Noah Glass
1.05 Gerard J.Hart
1.06 Joshua A. Lutzker
1.07 Michael A. Miles Jr.

2.	Advisory Vote on Executive Compensation

3.	Advisory Vote on Frequency of Advisory Vote on Executive Compensation

4.	Ratification of Appointment of Deloitte & Touche, LLP as our Independent Registered Public Accounting Firm

Note: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.